Featured Community: Camden RiNo • Denver, CO • 233 Apartment Homes • Estimated Completion 4Q20

CAMDEN℠
Living Excellence

3Q20 Earnings Release & Supplemental Financial Information

11 Greenway Plaza • Houston TX 77046 • (713) 354-2500 • camdenliving.com
Investor Relations Contact • Kim Callahan • (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES THIRD QUARTER 2020 OPERATING RESULTS

Houston, Texas (October 29, 2020) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and nine months ended September 30, 2020. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and nine months ended September 30, 2020 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Nine Months Ended
	September 30		September 30
Per Diluted Share	2020	2019	2020	2019
EPS	$0.35	$0.44	$0.95	$1.26
FFO	$1.25	$1.29	$3.69	$3.79
AFFO	$1.03	$1.09	$3.14	$3.28

The Company incurred approximately $0.4 million and $14.8 million of COVID-19 Related Impact for the three and nine months ended September 30, 2020, respectively.

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results*	3Q20 vs. 3Q19	3Q20 vs. 2Q20	2020 vs. 2019
Revenues	0.8%	2.2%	1.5%
Expenses	4.7%	4.9%	2.4%
Net Operating Income ("NOI")	(1.3)%	0.6%	1.0%
*Same property results exclude any COVID-19 Related Impact.

Same Property Results	3Q20	3Q19	2Q20
Occupancy	95.6%	96.3%	95.2%

For 2020, the Company defines same property communities as communities owned and stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

October Collections

Same Property Scheduled Rents*	October 2020	October 2019	3Q20	3Q19
Collected	98.1%	98.2%	99.4%	98.3%
Deferred/Payment Plan Arranged	—%	—%	—%	—%
Delinquent	1.9%	1.8%	0.6%	1.7%
*Rent is recognized as earned. The Company evaluates collectability on an ongoing basis and any accounts considered uncollectable are recorded against property revenues.

Retail revenues are not included above and comprise approximately 0.6% of total property revenues. The Company collected 58% and 54% of its retail billings for the third quarter of 2020 and October 29, 2020, respectively.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Signed (1) (2)	October 2020*	October 2019	3Q20(2)	3Q19(2)
New Lease Rates	(3.1)%	(0.4)%	(3.0)%	2.5%
Renewal Rates	3.0%	5.0%	1.7%	5.1%
Blended Rates	(0.8)%	1.8%	(0.9)%	3.7%

New Leases	1,248	1,415	1,760	1,686
Renewals	838	995	1,467	1,418
Total Leases	2,086	2,410	3,227	3,104

New Lease and Renewal Data - Date Effective (3) (4)	October 2020*	October 2019	3Q20(4)	3Q19(4)
New Lease Rates	(3.5)%	0.4%	(2.4)%	3.4%
Renewal Rates	2.1%	4.7%	0.6%	5.4%
Blended Rates	(1.0)%	2.5%	(0.9)%	4.4%

New Leases	1,698	1,487	1,943	2,003
Renewals	1,338	1,379	2,087	2,106
Total Leases	3,036	2,866	4,030	4,109
*Data as of October 27, 2020
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when signed.
(2) Data represents average monthly leases signed during the period.
(3) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.
(4) Data represents average monthly leases effective during the period.

Occupancy and Turnover Data	October 2020*	October 2019	3Q20	3Q19
Occupancy	95.4%	96.1%	95.6%	96.3%
Annualized Gross Turnover	50%	48%	60%	62%
Annualized Net Turnover	39%	39%	49%	52%
*Data as of October 27, 2020

Development Activity
During the quarter, construction was completed at Camden Downtown I in Houston, TX, lease-up was completed at Camden North End I in Phoenix, AZ and leasing began at Camden RiNo in Denver, CO. The Company also commenced construction at three communities: Camden Atlantic in Plantation, FL, Camden Tempe II in Tempe, AZ and Camden NoDa in Charlotte, NC. Subsequent to quarter-end, leasing began at Camden North End II in Phoenix, AZ.

Development Community - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 10/27/2020
Camden Downtown I	Houston, TX	271	$131.2	39%

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 10/27/2020
Camden RiNo	Denver, CO	233	$79.0	40%
Camden North End II	Phoenix, AZ	343	90.0	1%
Camden Lake Eola	Orlando, FL	360	125.0
Camden Buckhead	Atlanta, GA	366	160.0
Camden Hillcrest	San Diego, CA	132	95.0
Camden Atlantic	Plantation, FL	269	100.0
Camden Tempe II	Tempe, AZ	397	115.0
Camden NoDa	Charlotte, NC	387	105.0
Camden Cypress Creek II (JV)	Cypress, TX	234	38.0	33%
Total		2,721	$907.0

Liquidity Analysis
As of September 30, 2020, Camden had approximately $1.5 billion of liquidity comprised of approximately $590 million in cash and cash equivalents and no amounts outstanding on its $900 million unsecured credit facility. The Company has no scheduled debt maturities until 2022, and at quarter-end had $384 million left to fund under its existing wholly-owned development pipeline. As of September 30, 2020, Camden had outstanding letters of credit totaling approximately $10 million, which reduced the availability under its unsecured credit facility to $890 million.

In October 2020, the Company entered into a $40 million two-year unsecured floating rate term loan with an unrelated third party and used the net proceeds, together with cash on hand, to repay its $100 million unsecured term loan which was scheduled to mature in 2022.

Earnings Guidance
Camden updated its earnings guidance for 2020 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for fourth quarter 2020 as detailed below.

Per Diluted Share	4Q20 Range	2020 Range
EPS	$0.30 - $0.36	$1.25 - $1.31
FFO	$1.21 - $1.27	$4.90 - $4.96

Same Property Growth		2020 Range
Revenues		0.75% - 1.25%
Expenses		3.20% - 3.60%
NOI		(0.75)% - 0.15%

Conference Call
Friday, October 30, 2020 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 6005789
Webcast: https://services.choruscall.com/links/cpt201030.html

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 165 properties containing 56,383 apartment homes across the United States. Upon completion of 9 properties currently under development, the Company’s portfolio will increase to 59,104 apartment homes in 174 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 13 consecutive years, most recently ranking #18. The Company also received a Glassdoor Employees' Choice Award in 2020, ranking #25 for large U.S. companies.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Property revenues	$265,721	$260,672	$782,283	$765,000

Adjusted EBITDA (a)	149,965	149,495	450,438	434,072

Net income attributable to common shareholders (b)	34,957	43,597	94,718	124,609
Per share - basic	0.35	0.44	0.95	1.27
Per share - diluted	0.35	0.44	0.95	1.26

Funds from operations	126,611	130,504	373,297	379,802
Per share - diluted	1.25	1.29	3.69	3.79

Adjusted funds from operations	104,312	110,262	317,391	328,739
Per share - diluted	1.03	1.09	3.14	3.28

Dividends per share	0.83	0.80	2.49	2.40
Dividend payout ratio (FFO)	66.4%	62.0%	67.5%	63.3%

Interest expensed	24,265	20,719	67,454	60,538
Interest capitalized	4,339	4,001	12,955	9,927
Total interest incurred	28,604	24,720	80,409	70,465

Principal amortization	—	218	—	699

Net Debt to Annualized Adjusted EBITDA (c)	4.5x	3.9x	4.4x	3.9x
Interest expense coverage ratio	6.2x	7.2x	6.7x	7.2x
Total interest coverage ratio	5.2x	6.0x	5.6x	6.2x
Fixed charge expense coverage ratio	6.2x	7.1x	6.7x	7.1x
Total fixed charge coverage ratio	5.2x	6.0x	5.6x	6.1x
Unencumbered real estate assets (at cost) to unsecured debt ratio	2.9x	3.6x	2.9x	3.6x

Same property NOI increase (d)	(1.3)%	4.7%	1.0%	4.2%
(# of apartment homes included)	43,710	42,618	43,710	42,618

Gross turnover of apartment homes (annualized)	60%	61%	52%	55%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	48%	51%	42%	45%

			As of September 30,
			2020	2019
Total assets			$7,324,723	$6,648,646
Total debt			$3,225,799	$2,477,387
Common and common equivalent shares, outstanding end of period (e)			101,211	100,839
Share price, end of period			$88.98	$111.01
Book equity value, end of period (f)			$3,566,007	$3,657,781
Market equity value, end of period (g)			$9,005,755	$11,194,137
(a) Adjusted EBITDA excludes approximately $0.4 million and $14.4 million of COVID-19 Related Impact, which consists of the Resident Relief Funds, Employee Relief Fund, direct COVID-19 expenses, and bonus paid to on-site employees for the three and nine months ended September 30, 2020, respectively.

(b) Net income attributable to common shareholders includes an approximate $0.4 million and $14.8 million COVID-19 Related Impact for the three and nine months ended September 30, 2020, respectively. Please refer to page 28, footnote (a), for additional detail on the breakdown of the COVID-19 Related Impact.

(c) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by either 4 for quarter results or 1.33 for 9 month results.
(d) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale.
(e) Includes at September 30, 2020: 99,463 common shares (including 43 common share equivalents related to share awards), plus 1,748 common share equivalents upon the assumed conversion of non-controlling units.
(f) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.
(g) Includes: common shares, common units, and common share equivalents.
Note: Please refer to pages 28, 29 and 30 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
OPERATING DATA

Property revenues (a)	$265,721	$260,672	$782,283	$765,000

Property expenses
Property operating and maintenance	65,191	62,277	189,788	177,372
Real estate taxes	35,861	31,596	105,081	98,566
Total property expenses	101,052	93,873	294,869	275,938

Non-property income
Fee and asset management	2,542	2,139	7,449	5,849
Interest and other income	1,948	1,485	2,602	2,114
Income on deferred compensation plans	5,071	780	1,646	14,992
Total non-property income	9,561	4,404	11,697	22,955

Other expenses
Property management	5,894	6,154	18,360	18,904
Fee and asset management	1,018	1,316	2,681	4,022
General and administrative	12,726	13,458	40,350	40,027
Interest	24,265	20,719	67,454	60,538
Depreciation and amortization	90,575	85,814	275,237	250,734
Expense on deferred compensation plans	5,071	780	1,646	14,992
Total other expenses	139,549	128,241	405,728	389,217

Gain on sale of land	—	—	382	—
Equity in income of joint ventures	2,154	2,133	5,909	5,954
Income from continuing operations before income taxes	36,835	45,095	99,674	128,754
Income tax expense	(615)	(313)	(1,476)	(709)
Net income	36,220	44,782	98,198	128,045
Less income allocated to non-controlling interests	(1,263)	(1,185)	(3,480)	(3,436)
Net income attributable to common shareholders (b)	$34,957	$43,597	$94,718	$124,609

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$36,220	$44,782	$98,198	$128,045
Other comprehensive income
Unrealized (loss) on cash flow hedging activities	—	—	—	(12,998)
Reclassification of net loss (gain) on cash flow hedging activities, prior service cost and net loss on post retirement obligation	366	357	1,098	(369)
Comprehensive income	36,586	45,139	99,296	114,678
Less income allocated to non-controlling interests	(1,263)	(1,185)	(3,480)	(3,436)
Comprehensive income attributable to common shareholders	$35,323	$43,954	$95,816	$111,242

PER SHARE DATA

Total earnings per common share - basic	$0.35	$0.44	$0.95	$1.27
Total earnings per common share - diluted	0.35	0.44	0.95	1.26

Weighted average number of common shares outstanding:
Basic	99,419	98,959	99,372	98,259
Diluted	99,455	99,066	99,414	98,375

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended September 30, 2020, we recognized $265.7 million of property revenue which consisted of approximately $234.3 million of rental revenue and approximately $31.4 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.  This compares to property revenue of $260.7 million recognized for the three months ended September 30, 2019, made up of approximately $230.7 million of rental revenue and approximately $30.0 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the nine months ended September 30, 2020, we recognized $782.3 million of property revenue which consisted of approximately $692.2 million of rental revenue and approximately $90.1 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.  This compares to property revenue of $765.0 million recognized for the nine months ended September 30, 2019, made up of approximately $677.0 million of rental revenue and approximately $88.0 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $7.4 million and $6.6 million for the three months ended September 30, 2020 and 2019, respectively. For the nine months ended September 30, 2020 we recognized $21.4 million of revenue related to utility rebilling to residents. This compares to revenue related to utility rebilling to residents of $19.5 million for the nine months ended September 30, 2019.

(b) Net income attributable to common shareholders includes an approximate $0.4 million and $14.8 million COVID-19 Related Impact for the three and nine months ended September 30, 2020, respectively. Please refer to page 28, footnote (a), for additional detail on the breakdown of the COVID-19 Related Impact.

Note: Please refer to pages 28, 29 and 30 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
FUNDS FROM OPERATIONS

Net income attributable to common shareholders (a)	$34,957	$43,597	$94,718	$124,609
Real estate depreciation and amortization	87,974	83,437	267,985	244,908
Adjustments for unconsolidated joint ventures	2,404	2,245	6,933	6,736
Income allocated to non-controlling interests	1,276	1,225	3,661	3,549
Funds from operations	$126,611	$130,504	$373,297	$379,802

Less: recurring capitalized expenditures (b)	(22,299)	(20,242)	(55,906)	(51,063)

Adjusted funds from operations	$104,312	$110,262	$317,391	$328,739

PER SHARE DATA
Funds from operations - diluted	$1.25	$1.29	$3.69	$3.79
Adjusted funds from operations - diluted	1.03	1.09	3.14	3.28
Distributions declared per common share	0.83	0.80	2.49	2.40

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	101,203	100,819	101,162	100,129

PROPERTY DATA
Total operating properties (end of period) (c)	165	165	165	165
Total operating apartment homes in operating properties (end of period) (c)	56,383	56,271	56,383	56,271
Total operating apartment homes (weighted average)	49,158	48,801	49,081	48,441

(a) Net income attributable to common shareholders includes the approximate $0.4 million and $14.8 million COVID-19 Related Impact for the three and nine months ended September 30, 2020, respectively. Please refer to page 28, footnote (a), for additional detail on the breakdown of the COVID-19 Related Impact.

(b) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(c) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 28, 29 and 30 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019
ASSETS
Real estate assets, at cost
Land	$1,216,942	$1,206,656	$1,206,130	$1,199,384	$1,158,342
Buildings and improvements	7,677,676	7,597,165	7,547,150	7,404,090	7,242,256
	8,894,618	8,803,821	8,753,280	8,603,474	8,400,598
Accumulated depreciation	(2,944,769)	(2,857,124)	(2,770,848)	(2,686,025)	(2,638,693)
Net operating real estate assets	5,949,849	5,946,697	5,982,432	5,917,449	5,761,905
Properties under development, including land	522,664	514,336	467,288	512,319	440,917
Investments in joint ventures	20,992	21,735	22,318	20,688	21,715
Total real estate assets	6,493,505	6,482,768	6,472,038	6,450,456	6,224,537
Accounts receivable – affiliates	20,152	21,432	20,344	21,833	23,170
Other assets, net (a)	217,534	211,823	196,544	248,716	238,014
Cash and cash equivalents	589,614	601,584	22,277	23,184	157,239
Restricted cash	3,918	4,093	4,367	4,315	5,686
Total assets	$7,324,723	$7,321,700	$6,715,570	$6,748,504	$6,648,646

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,225,799	$3,224,871	$2,606,876	$2,524,099	$2,432,137
Secured	—	—	—	—	45,250
Accounts payable and accrued expenses	183,654	167,453	156,841	171,719	170,689
Accrued real estate taxes	87,159	62,499	32,365	54,408	74,658
Distributions payable	84,137	84,138	84,112	80,973	80,764
Other liabilities (b)	177,967	172,172	164,052	215,581	187,367
Total liabilities	3,758,716	3,711,133	3,044,246	3,046,780	2,990,865

Equity
Common shares of beneficial interest	1,068	1,068	1,069	1,069	1,065
Additional paid-in capital	4,577,813	4,574,387	4,569,995	4,566,731	4,538,422
Distributions in excess of net income attributable to common shareholders	(737,556)	(689,809)	(623,570)	(584,167)	(599,615)
Treasury shares, at cost	(341,831)	(341,637)	(342,778)	(348,419)	(348,556)
Accumulated other comprehensive income (loss) (c)	(5,431)	(5,797)	(6,163)	(6,529)	(6,438)
Total common equity	3,494,063	3,538,212	3,598,553	3,628,685	3,584,878
Non-controlling interests	71,944	72,355	72,771	73,039	72,903
Total equity	3,566,007	3,610,567	3,671,324	3,701,724	3,657,781
Total liabilities and equity	$7,324,723	$7,321,700	$6,715,570	$6,748,504	$6,648,646

(a) Includes net deferred charges of:	$2,686	$3,031	$3,399	$3,658	$4,358

(b) Includes deferred revenues of:	$314	$344	$375	$408	$497

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain (loss) on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2020 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property" (a)	Completed in Lease-up	Under Construction	Total	Operating	Under Construction	Total	Grand Total
D.C. Metro (b)	5,381	1,200	—	—	6,581	281	—	281	6,862
Houston, TX	5,912	867	271	—	7,050	2,522	234	2,756	9,806
Atlanta, GA	4,262	—	—	366	4,628	234	—	234	4,862
Los Angeles/Orange County, CA	2,116	547	—	—	2,663	—	—	—	2,663
Dallas, TX	4,416	—	—	—	4,416	1,250	—	1,250	5,666
Phoenix, AZ	2,929	757	—	740	4,426	—	—	—	4,426
SE Florida	1,956	825	—	269	3,050	—	—	—	3,050
Orlando, FL	2,995	299	—	360	3,654	300	—	300	3,954
Denver, CO	2,632	—	—	233	2,865	—	—	—	2,865
Charlotte, NC	2,810	28	—	387	3,225	266	—	266	3,491
Raleigh, NC	2,350	540	—	—	2,890	350	—	350	3,240
Tampa, FL	2,286	—	—	—	2,286	450	—	450	2,736
Austin, TX	2,000	326	—	—	2,326	1,360	—	1,360	3,686
San Diego/Inland Empire, CA	1,665	—	—	132	1,797	—	—	—	1,797
Total Portfolio	43,710	5,389	271	2,487	51,857	7,013	234	7,247	59,104

(a) Includes redevelopment properties.

(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (e)

	"Same Property" Communities	Operating Communities (c)	Incl. JVs at Pro Rata % (d)	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019
D.C. Metro	16.3%	17.4%	17.1%	96.3%	95.8%	96.6%	96.3%	96.7%
Houston, TX	10.2%	10.2%	11.0%	93.3%	93.4%	94.7%	95.7%	95.5%
Atlanta, GA	9.9%	8.7%	8.6%	96.0%	95.5%	95.6%	96.0%	96.2%
Los Angeles/Orange County, CA	6.6%	7.4%	7.1%	95.5%	94.2%	95.2%	95.9%	96.1%
Dallas, TX	7.7%	6.7%	7.1%	95.3%	95.2%	96.2%	96.3%	96.3%
Phoenix, AZ	6.9%	7.7%	7.4%	95.2%	94.5%	96.6%	96.5%	96.0%
SE Florida	5.3%	6.8%	6.6%	95.3%	95.0%	96.7%	96.1%	95.9%
Orlando, FL	6.0%	5.7%	5.7%	94.7%	94.5%	96.2%	95.9%	96.6%
Denver, CO	7.0%	6.2%	5.9%	96.0%	95.5%	95.5%	96.3%	96.0%
Charlotte, NC	6.0%	5.6%	5.6%	95.3%	94.9%	96.4%	96.0%	96.5%
Raleigh, NC	4.5%	5.0%	5.0%	96.4%	96.0%	95.8%	96.0%	96.1%
Tampa, FL	5.1%	4.4%	4.5%	95.7%	95.1%	95.9%	95.9%	95.8%
Austin, TX	3.4%	3.7%	4.1%	95.7%	95.4%	96.5%	96.1%	96.6%
San Diego/Inland Empire, CA	5.1%	4.5%	4.3%	96.3%	95.4%	94.3%	95.8%	95.7%
Total Portfolio	100.0%	100.0%	100.0%	95.3%	94.9%	95.9%	96.1%	96.1%

(c) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(d) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(e) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended September 30,			Nine Months Ended September 30,
Property Revenues	Homes	2020	2019	Change	2020	2019	Change
"Same Property" Communities (a)	43,710	$230,257	$228,389	$1,868	$685,548	$675,407	$10,141
Non-"Same Property" Communities (b)	5,389	33,224	27,704	5,520	99,400	75,948	23,452
Development and Lease-Up Communities (c)	2,758	615	—	615	996	—	996
Resident Relief Funds (d)	—	—	—	—	(9,074)	—	(9,074)
Disposition/Other (e)	—	1,625	4,579	(2,954)	5,413	13,645	(8,232)
Total Property Revenues	51,857	$265,721	$260,672	$5,049	$782,283	$765,000	$17,283

Property Expenses
"Same Property" Communities (a)	43,710	$85,520	$81,703	$3,817	$247,870	$242,170	$5,700
Non-"Same Property" Communities (b)	5,389	13,152	10,291	2,861	38,121	28,360	9,761
Development and Lease-Up Communities (c)	2,758	969	11	958	1,735	13	1,722
COVID-19 Expenses (f)	—	444	—	444	4,540	—	4,540
Disposition/Other (e)	—	967	1,868	(901)	2,603	5,395	(2,792)
Total Property Expenses	51,857	$101,052	$93,873	$7,179	$294,869	$275,938	$18,931

Property Net Operating Income
"Same Property" Communities (a)	43,710	$144,737	$146,686	($1,949)	$437,678	$433,237	$4,441
Non-"Same Property" Communities (b)	5,389	20,072	17,413	2,659	61,279	47,588	13,691
Development and Lease-Up Communities (c)	2,758	(354)	(11)	(343)	(739)	(13)	(726)
COVID-19 Related Impact (d) (f)	—	(444)	—	(444)	(13,614)	—	(13,614)
Disposition/Other (e)	—	658	2,711	(2,053)	2,810	8,250	(5,440)
Total Property Net Operating Income	51,857	$164,669	$166,799	($2,130)	$487,414	$489,062	($1,648)

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2019, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2019, excluding properties held for sale.

(d) Two Resident Relief Funds were established for residents experiencing financial losses caused by the COVID-19 pandemic, and was paid out to approximately 7,100 residents of our wholly-owned communities. All charges related to these funds were recognized in 2Q20 as a reduction of revenue.

(e) Disposition/Other includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, expenses related to land holdings not under active development, and other miscellaneous revenues and expenses.

(f) We incurred approximately $0.4 million of COVID-19 expenses at our operating communities for the three months ended September 30, 2020 and $4.5 million for the nine months ended September 30, 2020, which included $2.8 million of bonuses paid to on-site employees who provided essential services during the pandemic and $1.7 million in other directly-related COVID-19 expenses.

CAMDEN	"SAME PROPERTY"
THIRD QUARTER COMPARISONS
September 30, 2020
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	3Q20	3Q19	Growth	3Q20	3Q19	Growth	3Q20	3Q19	Growth
D.C. Metro	5,381	$34,419	$33,704	2.1%	$10,847	$10,502	3.3%	$23,572	$23,202	1.6%
Houston, TX	5,912	27,573	28,089	(1.8)%	12,855	11,536	11.4%	14,718	16,553	(11.1)%
Atlanta, GA	4,262	22,472	22,019	2.1%	8,072	6,825	18.3%	14,400	15,194	(5.2)%
Dallas, TX	4,416	20,262	20,197	0.3%	9,163	9,433	(2.9)%	11,099	10,764	3.1%
Los Angeles/Orange County, CA	2,116	14,435	15,053	(4.1)%	4,931	4,847	1.7%	9,504	10,206	(6.9)%
Denver, CO	2,632	14,966	14,595	2.5%	4,826	4,773	1.1%	10,140	9,822	3.2%
Phoenix, AZ	2,929	14,715	14,161	3.9%	4,677	4,472	4.6%	10,038	9,689	3.6%
Orlando, FL	2,995	13,962	13,988	(0.2)%	5,292	5,121	3.3%	8,670	8,867	(2.2)%
Charlotte, NC	2,810	13,138	12,978	1.2%	4,398	4,343	1.3%	8,740	8,635	1.2%
SE Florida	1,956	12,089	12,290	(1.6)%	4,388	4,399	(0.3)%	7,701	7,891	(2.4)%
Tampa, FL	2,286	11,885	11,616	2.3%	4,518	4,346	4.0%	7,367	7,270	1.3%
San Diego/Inland Empire, CA	1,665	10,998	10,869	1.2%	3,658	3,625	0.9%	7,340	7,244	1.3%
Raleigh, NC	2,350	9,844	9,531	3.3%	3,387	3,359	0.8%	6,457	6,172	4.6%
Austin, TX	2,000	9,499	9,299	2.2%	4,508	4,122	9.4%	4,991	5,177	(3.6)%

Total Same Property	43,710	$230,257	$228,389	0.8%	$85,520	$81,703	4.7%	$144,737	$146,686	(1.3)%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	3Q20	3Q19	Growth	3Q20	3Q19	Growth	3Q20	3Q19	Growth
D.C. Metro	16.3%	96.5%	96.7%	(0.2)%	$1,913	$1,886	1.4%	$2,209	$2,159	2.3%
Houston, TX	10.2%	93.5%	95.6%	(2.1)%	1,419	1,433	(1.0)%	1,664	1,660	0.3%
Atlanta, GA	9.9%	96.0%	96.3%	(0.3)%	1,549	1,549	0.0%	1,831	1,788	2.4%
Dallas, TX	7.7%	95.1%	96.3%	(1.2)%	1,349	1,339	0.7%	1,608	1,583	1.5%
Los Angeles/Orange County, CA	6.6%	95.7%	96.6%	(0.9)%	2,225	2,246	(0.9)%	2,377	2,454	(3.2)%
Denver, CO	7.0%	96.0%	96.0%	0.0%	1,694	1,667	1.6%	1,975	1,926	2.5%
Phoenix, AZ	6.9%	95.3%	96.4%	(1.1)%	1,468	1,408	4.3%	1,757	1,672	5.0%
Orlando, FL	6.0%	95.4%	96.5%	(1.1)%	1,406	1,398	0.6%	1,628	1,614	0.9%
Charlotte, NC	6.0%	95.4%	96.5%	(1.1)%	1,384	1,367	1.2%	1,634	1,596	2.3%
SE Florida	5.3%	96.3%	96.5%	(0.2)%	1,889	1,890	(0.1)%	2,140	2,170	(1.4)%
Tampa, FL	5.1%	95.9%	95.9%	0.0%	1,540	1,511	1.9%	1,808	1,767	2.3%
San Diego/Inland Empire, CA	5.1%	96.3%	95.7%	0.6%	2,047	2,015	1.6%	2,287	2,273	0.6%
Raleigh, NC	4.5%	96.6%	96.7%	(0.1)%	1,191	1,162	2.5%	1,446	1,398	3.4%
Austin, TX	3.4%	96.1%	96.5%	(0.4)%	1,381	1,353	2.1%	1,648	1,606	2.6%

Total Same Property	100.0%	95.6%	96.3%	(0.7)%	$1,579	$1,564	1.0%	$1,837	$1,809	1.5%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities. "Same Property" results exclude any COVID-19 Related Impact.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
September 30, 2020
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	3Q20	2Q20	Growth	3Q20	2Q20	Growth	3Q20	2Q20	Growth
D.C. Metro	5,381	$34,419	$33,622	2.4%	$10,847	$10,368	4.6%	$23,572	$23,254	1.4%
Houston, TX	5,912	27,573	27,267	1.1%	12,855	12,469	3.1%	14,718	14,798	(0.5)%
Atlanta, GA	4,262	22,472	21,880	2.7%	8,072	7,520	7.3%	14,400	14,360	0.3%
Dallas, TX	4,416	20,262	19,873	2.0%	9,163	8,977	2.1%	11,099	10,896	1.9%
Los Angeles/Orange County, CA	2,116	14,435	14,159	1.9%	4,931	4,251	16.0%	9,504	9,908	(4.1)%
Denver, CO	2,632	14,966	14,564	2.8%	4,826	4,825	0.0%	10,140	9,739	4.1%
Phoenix, AZ	2,929	14,715	14,360	2.5%	4,677	4,319	8.3%	10,038	10,041	0.0%
Orlando, FL	2,995	13,962	13,753	1.5%	5,292	5,097	3.8%	8,670	8,656	0.2%
Charlotte, NC	2,810	13,138	12,910	1.8%	4,398	4,222	4.2%	8,740	8,688	0.6%
SE Florida	1,956	12,089	11,855	2.0%	4,388	4,346	1.0%	7,701	7,509	2.6%
Tampa, FL	2,286	11,885	11,483	3.5%	4,518	4,390	2.9%	7,367	7,093	3.9%
San Diego/Inland Empire, CA	1,665	10,998	10,690	2.9%	3,658	3,593	1.8%	7,340	7,097	3.4%
Raleigh, NC	2,350	9,844	9,659	1.9%	3,387	3,246	4.3%	6,457	6,413	0.7%
Austin, TX	2,000	9,499	9,307	2.1%	4,508	3,922	14.9%	4,991	5,385	(7.3)%

Total Same Property	43,710	$230,257	$225,382	2.2%	$85,520	$81,545	4.9%	$144,737	$143,837	0.6%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	3Q20	2Q20	Growth	3Q20	2Q20	Growth	3Q20	2Q20	Growth
D.C. Metro	16.3%	96.5%	96.1%	0.4%	$1,913	$1,916	(0.2)%	$2,209	$2,167	2.0%
Houston, TX	10.2%	93.5%	93.9%	(0.4)%	1,419	1,434	(1.0)%	1,664	1,639	1.5%
Atlanta, GA	9.9%	96.0%	95.5%	0.5%	1,549	1,555	(0.4)%	1,831	1,791	2.2%
Dallas, TX	7.7%	95.1%	95.2%	(0.1)%	1,349	1,354	(0.4)%	1,608	1,576	2.1%
Los Angeles/Orange County, CA	6.6%	95.7%	94.3%	1.4%	2,225	2,247	(1.0)%	2,377	2,365	0.5%
Denver, CO	7.0%	96.0%	95.5%	0.5%	1,694	1,693	0.1%	1,975	1,931	2.3%
Phoenix, AZ	6.9%	95.3%	94.6%	0.7%	1,468	1,463	0.3%	1,757	1,726	1.8%
Orlando, FL	6.0%	95.4%	94.9%	0.5%	1,406	1,413	(0.5)%	1,628	1,613	1.0%
Charlotte, NC	6.0%	95.4%	94.8%	0.6%	1,384	1,386	(0.1)%	1,634	1,615	1.2%
SE Florida	5.3%	96.3%	95.7%	0.6%	1,889	1,899	(0.5)%	2,140	2,111	1.4%
Tampa, FL	5.1%	95.9%	95.2%	0.7%	1,540	1,538	0.1%	1,808	1,759	2.8%
San Diego/Inland Empire, CA	5.1%	96.3%	95.4%	0.9%	2,047	2,039	0.4%	2,287	2,243	2.0%
Raleigh, NC	4.5%	96.6%	96.3%	0.3%	1,191	1,186	0.4%	1,446	1,422	1.6%
Austin, TX	3.4%	96.1%	95.8%	0.3%	1,381	1,380	0.1%	1,648	1,620	1.8%

Total Same Property	100.0%	95.6%	95.2%	0.4%	$1,579	$1,583	(0.3)%	$1,837	$1,806	1.8%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities. "Same Property" results exclude any COVID-19 Related Impact.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
September 30, 2020
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)	Included	2020	2019	Growth	2020	2019	Growth	2020	2019	Growth
D.C. Metro	5,381	$102,059	$99,408	2.7%	$31,820	$30,901	3.0%	$70,239	$68,507	2.5%
Houston, TX	5,912	82,918	83,637	(0.9)%	37,535	36,105	4.0%	45,383	47,532	(4.5)%
Atlanta, GA	4,262	66,386	65,253	1.7%	23,034	22,212	3.7%	43,352	43,041	0.7%
Dallas, TX	4,416	60,323	59,560	1.3%	26,721	27,053	(1.2)%	33,602	32,507	3.4%
Los Angeles/Orange County, CA	2,116	43,701	44,492	(1.8)%	13,506	13,895	(2.8)%	30,195	30,597	(1.3)%
Denver, CO	2,632	44,176	43,149	2.4%	14,116	13,937	1.3%	30,060	29,212	2.9%
Phoenix, AZ	2,929	43,508	41,571	4.7%	13,378	13,075	2.3%	30,130	28,496	5.7%
Orlando, FL	2,995	41,913	41,487	1.0%	15,586	15,115	3.1%	26,327	26,372	(0.2)%
Charlotte, NC	2,810	39,137	38,310	2.2%	12,812	12,410	3.2%	26,325	25,900	1.6%
SE Florida	1,956	36,428	36,694	(0.7)%	12,884	12,479	3.2%	23,544	24,215	(2.8)%
Tampa, FL	2,286	35,138	34,529	1.8%	13,280	12,985	2.3%	21,858	21,544	1.5%
San Diego/Inland Empire, CA	1,665	32,547	31,931	1.9%	10,874	10,430	4.3%	21,673	21,501	0.8%
Raleigh, NC	2,350	29,121	27,891	4.4%	9,862	9,473	4.1%	19,259	18,418	4.6%
Austin, TX	2,000	28,193	27,495	2.5%	12,462	12,100	3.0%	15,731	15,395	2.2%

Total Same Property	43,710	$685,548	$675,407	1.5%	$247,870	$242,170	2.4%	$437,678	$433,237	1.0%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Year to Date Results (a)	Contribution	2020	2019	Growth	2020	2019	Growth	2020	2019	Growth
D.C. Metro	16.0%	96.5%	96.6%	(0.1)%	$1,912	$1,857	3.0%	$2,185	$2,126	2.8%
Houston, TX	10.4%	94.3%	95.5%	(1.2)%	1,430	1,426	0.3%	1,653	1,649	0.3%
Atlanta, GA	9.9%	95.7%	96.3%	(0.6)%	1,554	1,530	1.6%	1,808	1,766	2.3%
Dallas, TX	7.7%	95.5%	96.0%	(0.5)%	1,352	1,326	2.0%	1,589	1,560	1.8%
Los Angeles/Orange County, CA	6.9%	95.2%	96.0%	(0.8)%	2,241	2,226	0.7%	2,412	2,435	(1.0)%
Denver, CO	6.9%	95.7%	95.7%	0.0%	1,692	1,644	2.9%	1,949	1,904	2.4%
Phoenix, AZ	6.9%	95.5%	96.0%	(0.5)%	1,460	1,385	5.4%	1,728	1,643	5.2%
Orlando, FL	6.0%	95.5%	96.4%	(0.9)%	1,410	1,384	1.9%	1,627	1,596	1.9%
Charlotte, NC	6.0%	95.6%	96.2%	(0.6)%	1,384	1,348	2.7%	1,619	1,575	2.8%
SE Florida	5.4%	96.4%	96.5%	(0.1)%	1,899	1,882	0.9%	2,147	2,161	(0.6)%
Tampa, FL	5.0%	95.7%	95.9%	(0.2)%	1,537	1,497	2.7%	1,785	1,751	2.0%
San Diego/Inland Empire, CA	4.9%	95.4%	95.5%	(0.1)%	2,039	1,993	2.3%	2,277	2,231	2.0%
Raleigh, NC	4.4%	96.4%	96.2%	0.2%	1,185	1,138	4.1%	1,429	1,372	4.2%
Austin, TX	3.6%	96.2%	96.4%	(0.2)%	1,378	1,332	3.5%	1,628	1,584	2.7%

Total Same Property	100.0%	95.6%	96.1%	(0.5)%	$1,580	$1,546	2.2%	$1,822	$1,787	2.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities. "Same Property" results exclude any COVID-19 Related Impact.

(b) Weighted average monthly rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
September 30, 2020
(In thousands)

(Unaudited)

					% of Actual
					3Q20 Operating
Quarterly Comparison (a)	3Q20	3Q19	$ Change	% Change	Expenses

Property taxes	$30,024	$27,387	$2,637	9.6%	35.1%
Salaries and Benefits for On-site Employees	18,718	18,059	659	3.6%	21.9%
Utilities	17,944	17,734	210	1.2%	21.0%
Repairs and Maintenance	10,587	10,892	(305)	(2.8)%	12.4%
Property Insurance	3,262	2,413	849	35.2%	3.8%
General and Administrative	2,884	3,026	(142)	(4.7)%	3.3%
Marketing and Leasing	1,275	1,418	(143)	(10.1)%	1.5%
Other	826	774	52	6.7%	1.0%

Total Same Property	$85,520	$81,703	$3,817	4.7%	100.0%

					% of Actual
					3Q20 Operating
Sequential Comparison (a)	3Q20	2Q20	$ Change	% Change	Expenses

Property taxes	$30,024	$29,306	$718	2.5%	35.1%
Salaries and Benefits for On-site Employees	18,718	17,643	1,075	6.1%	21.9%
Utilities	17,944	17,414	530	3.0%	21.0%
Repairs and Maintenance	10,587	9,669	918	9.5%	12.4%
Property Insurance	3,262	2,667	595	22.3%	3.8%
General and Administrative	2,884	2,808	76	2.7%	3.3%
Marketing and Leasing	1,275	1,225	50	4.1%	1.5%
Other	826	813	13	1.6%	1.0%

Total Same Property	$85,520	$81,545	$3,975	4.9%	100.0%

					% of Actual
					2020 Operating
Year to Date Comparison (a)	2020	2019	$ Change	% Change	Expenses

Property taxes	$88,168	$86,296	$1,872	2.2%	35.6%
Salaries and Benefits for On-site Employees	53,783	51,570	2,213	4.3%	21.7%
Utilities	52,712	51,648	1,064	2.1%	21.3%
Repairs and Maintenance	29,479	29,955	(476)	(1.6)%	11.9%
Property Insurance	8,689	7,369	1,320	17.9%	3.5%
General and Administrative	8,844	8,943	(99)	(1.1)%	3.5%
Marketing and Leasing	3,767	3,989	(222)	(5.6)%	1.5%
Other	2,428	2,400	28	1.2%	1.0%

Total Same Property	$247,870	$242,170	$5,700	2.4%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2019, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities. "Same Property" results exclude any COVID-19 Related Impact.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended September 30,		Nine Months Ended September 30,
OPERATING DATA (a)	2020	2019	2020	2019

Property revenues	$10,244	$10,428	$29,970	$30,832

Property expenses
Property operating and maintenance	2,708	2,716	7,942	7,807
Real estate taxes	1,657	1,623	4,936	5,095
	4,365	4,339	12,878	12,902

Net Operating Income	5,879	6,089	17,092	17,930

Other expenses
Interest	1,352	1,691	4,274	5,074
Depreciation and amortization	2,289	2,179	6,651	6,626
Other	84	86	258	276
Total other expenses	3,725	3,956	11,183	11,976

Equity in income of joint ventures	$2,154	$2,133	$5,909	$5,954

	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019
BALANCE SHEET DATA (b)
Land	$108,735	$108,294	$108,172	$108,172	$109,912
Building & Improvements	784,414	765,983	756,683	752,781	769,928
	893,149	874,277	864,855	860,953	879,840
Accumulated Depreciation	(245,359)	(237,590)	(230,190)	(222,937)	(223,391)
Net operating real estate assets	647,790	636,687	634,665	638,016	656,449
Properties under development and land	14,579	21,720	18,722	10,432	5,105
Cash and other assets, net	34,906	30,156	26,556	36,588	37,336
Total assets	$697,275	$688,563	$679,943	$685,036	$698,890

Notes payable	$507,222	$501,601	$496,907	$496,901	$514,073
Other liabilities	34,545	29,262	23,956	34,686	28,279
Total liabilities	541,767	530,863	520,863	531,587	542,352

Member's equity	155,508	157,700	159,080	153,449	156,538
Total liabilities and members' equity	$697,275	$688,563	$679,943	$685,036	$698,890

Company's equity investment	$20,992	$21,735	$22,318	$20,688	$21,715

Company's pro-rata share of debt	$158,760	$157,001	$155,532	$155,530	$160,905

PROPERTY DATA (end of period)
Total operating properties	21	21	21	21	22
Total operating apartment homes	7,013	7,013	7,013	7,013	7,283
Pro-rata share of operating apartment homes	2,195	2,195	2,195	2,195	2,280
Total development properties	1	1	1	1	1
Total development apartment homes	234	234	234	234	234
Pro-rata share of development apartment homes	73	73	73	73	73
Company's pro-rata ownership	31.3%	31.3%	31.3%	31.3%	31.3%

(a) Operating data represents Camden's pro-rata share of revenues and expenses.

(b) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF SEPTEMBER 30, 2020 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up (a)		Total	Total			Construction	Initial	Construction	Stabilized	As of 10/27/2020
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Downtown I	271	$131.2			4Q17	1Q20	3Q20	4Q21	39%	33%
	Houston, TX

Total Completed Communities in Lease-Up		271	$131.2							39%	33%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 10/27/2020
Development Communities (a)		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden RiNo	233	$79.0	$78.3	$26.5	3Q17	3Q20	4Q20	2Q21	40%	28%
	Denver, CO
2.	Camden North End II	343	90.0	63.9	63.9	1Q19	4Q20	1Q22	3Q22	1%	1%
	Phoenix, AZ
3.	Camden Lake Eola	360	125.0	112.2	112.2	2Q18	1Q21	2Q21	2Q22
	Orlando, FL
4.	Camden Buckhead	366	160.0	99.4	99.4	3Q18	1Q21	1Q22	3Q22
	Atlanta, GA
5.	Camden Hillcrest	132	95.0	55.8	55.8	3Q19	3Q21	4Q21	3Q22
	San Diego, CA
6.	Camden Atlantic	269	100.0	30.6	30.6	3Q20	4Q22	4Q22	4Q23
	Plantation, FL
7.	Camden Tempe II	397	115.0	26.2	26.2	3Q20	4Q22	3Q23	1Q25
	Tempe, AZ
8.	Camden NoDa	387	105.0	18.9	18.9	3Q20	1Q21	3Q23	1Q25
	Charlotte, NC

Total Development Communities		2,487	$869.0	$485.3	$433.5					22%	16%

Additional Development Pipeline (b)					89.2

Total Properties Under Development and Land (per Balance Sheet)					$522.7

NOI Contribution from Development Communities ($ in millions)								Cost to Date	3Q20 NOI
Communities that Stabilized During Quarter								$98.9	$1.4
Completed Communities in Lease-Up								131.2	(0.4)
Development Communities in Lease-Up								78.3	—
Total Development Communities NOI Contribution								$308.4	$1.0

						Estimated/Actual Dates for
Joint Venture Development Communities (a)		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 10/27/2020
		Homes	Estimated Cost	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Cypress Creek II (c)	234	$38.0	$31.8	$14.6	2Q19	2Q20	4Q20	4Q21	33%	30%
	Cypress, TX

Total Joint Venture Development Communities		234	$38.0	$31.8	$14.6					33%	30%

(a) The locations of these projects may currently, or in the future, be subject to “shelter in place,” “stay at home,” or similar orders adopted by state and local authorities in response to COVID-19. Some of these orders may adversely affect the timely completion and final project costs of some or all of our projects under development if, for example, we are required to temporarily cease construction, experience delays in obtaining governmental permits and authorizations, or experience disruption in the supply of materials or labor.

(b) Please refer to the Development Pipeline Summary on page 19.

(c) Property owned through an unconsolidated joint venture in which we own a 31.3% interest.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE

(Unaudited)

AS OF SEPTEMBER 30, 2020 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Arts District	354	$150.0	$32.0
	Los Angeles, CA
2.	Camden Paces III	350	100.0	16.6
	Atlanta, GA
3.	Camden Downtown II	271	145.0	11.9
	Houston, TX
4.	Camden Cameron Village	355	115.0	20.3
	Raleigh, NC
5.	Camden Highland Village II	300	100.0	8.4
	Houston, TX

Development Pipeline		1,630	$610.0	$89.2

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment. In addition, the locations of these projects may currently, or in the future, be subject to “shelter in place,” “stay at home,” or similar orders adopted by state and local authorities in response to COVID-19. Some of these orders may adversely affect the timely completion and final project costs of some or all of our projects under development if, for example, we are required to temporarily cease construction, experience delays in obtaining governmental permits and authorizations, or experience disruption in the supply of materials or labor.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	REDEVELOPMENT SUMMARY

(Unaudited)

REDEVELOPMENT SUMMARY AS OF SEPTEMBER 30, 2020 ($ in millions)

			Homes								Estimated
		Total	Redeveloped	Total Estimated Cost			Cost to Date				Dates for
	COMMUNITIES (a)	Homes	To Date	Interior	Exterior	Total	Interior	Exterior	Total	Start	Completion
1.	Camden Brickell	405	393	$12.4	$9.9	$22.3	$11.0	$9.8	$20.8	1Q18	4Q20
	Miami, FL
2.	Camden Las Olas	420	405	13.0	7.8	20.8	11.2	7.8	19.0	1Q18	4Q20
	Ft. Lauderdale, FL
3.	Camden Potomac Yard	378	366	9.7	2.4	12.1	9.2	2.4	11.6	1Q18	1Q21
	Arlington, VA
4.	Camden Harbor View	547	547	0.0	15.3	15.3	0.0	13.5	13.5	1Q19	4Q20
	Los Angeles, CA

	Total	1,750	1,711	$35.1	$35.4	$70.5	$31.4	$33.5	$64.9

(a) The locations of these projects may currently, or in the future, be subject to “shelter in place,” “stay at home,” or similar orders adopted by state and local authorities in response to COVID-19. Some of these orders may adversely affect the timely completion and final project costs of some or all of our projects under development if, for example, we are required to temporarily cease construction, experience delays in obtaining governmental permits and authorizations, or experience disruption in the supply of materials or labor.

Redevelopments are communities with capital expenditures that improve a community's cash flow and competitive position through extensive unit, exterior building, common area, and amenity upgrades.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2020 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

2020 Land Acquisitions		Location	Purchase Price	Acres	Closing Date
1.	Camden Cameron Village	Raleigh, NC	$18.2	4.9	1/13/2020

Total/Average Land Acquisitions			$18.2	4.9 Acres

2020 Land Dispositions		Location	Sales Price	Acres	Closing Date
1.	Camden Reunion Park (a)	Raleigh, NC	$0.8	4.7	3/3/2020

Total/Average Land Dispositions			$0.8	4.7 Acres

(a) Partial land sale was approximately 4.7 acres of land adjacent to one of our operating properties.

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF SEPTEMBER 30, 2020:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2020 (c)	($1,071)	$—	$100,000	$98,929	3.1%	1.2%
2021	(3,602)	—	—	(3,602)	(0.1)%	N/A
2022	(3,598)	—	350,000	346,402	10.7%	3.2%
2023	(2,691)	—	250,000	247,309	7.7%	5.1%
2024	(2,088)	—	500,000	497,912	15.4%	4.0%
Thereafter	(11,151)	—	2,050,000	2,038,849	63.2%	3.4%
Total Debt	($24,201)	$—	$3,250,000	$3,225,799	100.0%	3.5%

Weighted Average Maturity of Debt		8.5 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Floating rate debt	$99,824	3.1%	1.2%	0.1 Years
Fixed rate debt	3,125,975	96.9%	3.6%	8.8 Years
Total	$3,225,799	100.0%	3.5%	8.5 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Unsecured debt	$3,225,799	100.0%	3.5%	8.5 Years
Secured debt	—	—%	N/A	N/A
Total	$3,225,799	100.0%	3.5%	8.5 Years

			Weighted Average

REAL ESTATE ASSETS: (d)	Total Homes	% of Total	Total Cost	% of Total	3Q20 NOI	% of Total
Unencumbered real estate assets	51,857	100.0%	$9,417,282	100.0%	$164,669	100.0%
Encumbered real estate assets	—	—%	—	—%	—	—%
Total	51,857	100.0%	$9,417,282	100.0%	$164,669	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				2.9x
(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) Includes the $100 million term loan due in 2022. In October 2020, we entered into a $40.0 million term loan due in 2022 and used the net proceeds together with cash on hand to repay the $100.0 million term loan due 2022.

(d) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2020 AND 2021:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
4Q 2020 (a)	($1,071)	$—	$100,000	$98,929	1.2%
2020	($1,071)	$—	$100,000	$98,929	1.2%

1Q 2021	($897)	$—	$—	($897)	N/A
2Q 2021	(899)	—	—	(899)	N/A
3Q 2021	(902)	—	—	(902)	N/A
4Q 2021	(904)	—	—	(904)	N/A
2021	($3,602)	$—	$—	($3,602)	N/A

(a) Includes the $100 million term loan due in 2022. In October 2020, we entered into a $40.0 million term loan due in 2022 and used the net proceeds together with cash on hand to repay the $100.0 million term loan due 2022.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	26%	Yes

Secured Debt to Gross Asset Value	<	40%	—%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	492%	Yes

Unsecured Debt to Gross Asset Value	<	60%	28%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	32%	Yes

Total Secured Debt to Total Asset Value	<	40%	—%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	316%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	512%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF SEPTEMBER 30, 2020: (a)

	Future Scheduled Repayments (b)				Weighted Average Interest on Maturing Debt
Year	Amortization	Secured Maturities	Total	% of Total
2020	($2)	$—	($2)	—%	N/A
2021	(149)	5,160	5,011	3.2%	4.8%
2022	(165)	—	(165)	(0.1)%	N/A
2023	(171)	—	(171)	(0.1)%	N/A
2024	(177)	3,254	3,077	1.9%	1.5%
Thereafter	(422)	150,650	150,228	94.6%	3.4%
Total Maturing Debt	($1,086)	$159,064	$157,978	99.5%	3.4%

Unsecured lines of credit (c)	$—	$782	$782	0.5%	3.1%
Total Debt	($1,086)	$159,846	$158,760	100.0%	3.4%

Weighted Average Maturity of Debt		6.2 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$55,950	35.2%	2.2%	5.6 Years
Fixed rate debt		102,810	64.8%	4.0%	6.5 Years
Total		$158,760	100.0%	3.4%	6.2 Years

				Weighted Average
DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$102,810	64.8%	4.0%	6.5 Years
Conventional variable-rate mortgage debt		51,914	32.7%	2.2%	5.8 Years
Variable-rate construction loans		3,254	2.0%	1.5%	3.7 Years
Unsecured lines of credit		782	0.5%	3.1%	0.4 Years
Total		$158,760	100.0%	3.4%	6.2 Years

REAL ESTATE ASSETS: (d)		Total Homes	Total Cost
Operating real estate assets		7,013	$893,149
Properties under development and land		234	14,579
Total		7,247	$907,728

(a) Company's pro-rata ownership is 31.3%.

(b) Includes all available extension options.

(c) As of September 30, 2020 these borrowings were drawn under the lines of credit with $7.0 million in total capacity.

(d) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2020 AND 2021: (a)

	Future Scheduled Repayments (b)			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Total
4Q 2020	($2)	$—	($2)	N/A
2020	($2)	$—	($2)	N/A

1Q 2021 (c)	($28)	$5,942	$5,914	4.5%
2Q 2021	(40)	—	(40)	N/A
3Q 2021	(40)	—	(40)	N/A
4Q 2021	(41)	—	(41)	N/A
2021	($149)	$5,942	$5,793	4.5%

(a) Company's pro-rata ownership is 31.3%.

(b) Includes all available extension options.

(c) 1Q 2021 maturities includes unsecured lines of credit with $0.8 million (Camden's pro-rata share) outstanding as of September 30, 2020. The lines of credit have $7.0 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Third Quarter 2020
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$2,541	$52	$483	$10
Appliances	9	years	829	17	291	6
Painting	—		—	—	1,750	36
Cabinetry/Countertops	10	years	120	2	—	—
Other	9	years	1,223	25	743	15
Exteriors
Painting	5	years	1,610	33	—	—
Carpentry	10	years	1,394	28	—	—
Landscaping	6	years	1,599	33	2,579	52
Roofing	20	years	671	14	126	2
Site Drainage	10	years	92	2	—	—
Fencing/Stair	10	years	551	11	—	—
Other (b)	9	years	3,155	64	3,684	75
Common Areas
Mech., Elec., Plumbing	9	years	3,613	73	2,250	46
Parking/Paving	5	years	700	14	—	—
Pool/Exercise/Facility	6	years	3,427	70	378	8
COVID-19 Expenses	—		—	—	444	9
Total Recurring (c)			$21,525	$438	$12,728	$259
Weighted Average Apartment Homes				49,158		49,158

Non-recurring capitalized expenditures (d)			$1,242

Revenue Enhancing Expenditures (e)	10	years	$10,565	$21,300
Revenue Enhanced Apartment Homes				496

Pro-Rata Joint Venture Total Recurring (f)			$774	$353	$520	$237

	Year to Date 2020
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$6,628	$135	$1,271	$26
Appliances	9	years	2,279	46	719	15
Painting	—		—	—	4,333	88
Cabinetry/Countertops	10	years	341	7	—	—
Other	9	years	3,573	73	2,159	44
Exteriors
Painting	5	years	3,617	74	—	—
Carpentry	10	years	3,357	68	—	—
Landscaping	6	years	3,460	70	7,903	161
Roofing	20	years	4,543	93	406	8
Site Drainage	10	years	200	4	—	—
Fencing/Stair	10	years	1,531	31	—	—
Other (b)	9	years	7,216	147	10,471	214
Common Areas
Mech., Elec., Plumbing	9	years	9,046	184	5,934	121
Parking/Paving	5	years	1,081	22	—	—
Pool/Exercise/Facility	6	years	6,948	142	1,034	21
COVID-19 Expenses	—		—	—	1,736	35
Total Recurring (c)			$53,820	$1,096	$35,966	$733
Weighted Average Apartment Homes				49,081		49,081

Non-recurring capitalized expenditures (d)			$2,552

Revenue Enhancing Expenditures (e)	10	years	$35,548	$23,604
Revenue Enhanced Apartment Homes				1,506

Pro-Rata Joint Venture Total Recurring (f)			$2,086	$950	$1,478	$673
(a) Weighted average useful life of capitalized expenses for the nine months ended September 30, 2020.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as LED lighting programs for 2020 in addition to other, non-routine items.
(e) Represents capital expenditures for the three and nine months ended September 30, 2020 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets. Redevelopment costs are not included in this table and can be found in the Redevelopment Summary on page 20.
(f) Company's pro-rata ownership is 31.3%.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains (or losses) from the sale of certain real estate assets (depreciable real estate), impairments of certain real estate assets (depreciable real estate), gains or losses from change in control, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of depreciable real estate, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Net income attributable to common shareholders (a)	$34,957	$43,597	$94,718	$124,609
Real estate depreciation and amortization	87,974	83,437	267,985	244,908
Adjustments for unconsolidated joint ventures	2,404	2,245	6,933	6,736
Income allocated to non-controlling interests	1,276	1,225	3,661	3,549
Funds from operations	$126,611	$130,504	$373,297	$379,802

Less: recurring capitalized expenditures	(22,299)	(20,242)	(55,906)	(51,063)

Adjusted funds from operations	$104,312	$110,262	$317,391	$328,739

Weighted average number of common shares outstanding:
EPS diluted	99,455	99,066	99,414	98,375
FFO/AFFO diluted	101,203	100,819	101,162	100,129

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
Total Earnings Per Common Share - Diluted	$0.35	$0.44	$0.95	$1.26
Real estate depreciation and amortization	0.87	0.83	2.65	2.45
Adjustments for unconsolidated joint ventures	0.02	0.01	0.06	0.05
Income allocated to non-controlling interests	0.01	0.01	0.03	0.03
FFO per common share - Diluted	$1.25	$1.29	$3.69	$3.79

Less: recurring capitalized expenditures	(0.22)	(0.20)	(0.55)	(0.51)

AFFO per common share - Diluted	$1.03	$1.09	$3.14	$3.28

(a) Net income attributable to common shareholders includes an approximate $0.4 million and $14.8 million COVID-19 Related Impact for the three and nine months ended September 30, 2020, respectively. The total COVID-19 Related Impact for the nine months ended September 30, 2020 was comprised of $9.5 million related to the Resident Relief Funds which were established in April 2020. Of this amount, approximately $9.1 million was paid to residents at our wholly-owned communities and approximately $1.3 million of Resident Relief Funds paid to residents of the operating communities owned by our unconsolidated joint ventures, of which, we recognized our ownership interest of $0.4 million in equity in income of joint ventures. Additionally, we incurred approximately $4.5 million of COVID-19 expenses at our operating communities, which included $2.8 million of bonuses paid to on-site employees who provided essential services during the pandemic and $1.7 million in other directly-related COVID-19 expenses for the nine months ended September 30, 2020. We also incurred approximately $0.8 million related to the Employee Relief Fund we established to help our employees impacted by COVID-19 for the nine months ended September 30, 2020.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

	4Q20	Range	2020	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.30	$0.36	$1.25	$1.31
Expected real estate depreciation and amortization	0.88	0.88	3.53	3.53
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.08	0.08
Expected income allocated to non-controlling interests	0.01	0.01	0.04	0.04
Expected FFO per share - diluted	$1.21	$1.27	$4.90	$4.96

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements on page 2 of this document.
Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 12. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2020	2019	2020	2019
Net income (a)	$36,220	$44,782	$98,198	$128,045
Less: Fee and asset management income	(2,542)	(2,139)	(7,449)	(5,849)
Less: Interest and other income	(1,948)	(1,485)	(2,602)	(2,114)
Less: (Income)/Loss on deferred compensation plans	(5,071)	(780)	(1,646)	(14,992)
Plus: Property management expense	5,894	6,154	18,360	18,904
Plus: Fee and asset management expense	1,018	1,316	2,681	4,022
Plus: General and administrative expense	12,726	13,458	40,350	40,027
Plus: Interest expense	24,265	20,719	67,454	60,538
Plus: Depreciation and amortization expense	90,575	85,814	275,237	250,734
Plus: Expense on deferred compensation plans	5,071	780	1,646	14,992
Less: Gain on sale of land	—	—	(382)	—
Less: Equity in income of joint ventures	(2,154)	(2,133)	(5,909)	(5,954)
Plus: Income tax expense	615	313	1,476	709
NOI (b) (c)	$164,669	$166,799	$487,414	$489,062

"Same Property" Communities	$144,737	$146,686	$437,678	$433,237
Non-"Same Property" Communities	20,072	17,413	61,279	47,588
Development and Lease-Up Communities	(354)	(11)	(739)	(13)
COVID-19 Related Impact (b) (c)	(444)	—	(13,614)	—
Dispositions/Other	658	2,711	2,810	8,250
NOI (b) (c)	$164,669	$166,799	$487,414	$489,062

(a) Net income attributable to common shareholders includes the approximate $0.4 million and $14.8 million COVID-19 Related Impact for the three and nine months ended September 30, 2020, respectively. Please refer to page 28, footnote (a), for additional detail on the breakdown of the COVID-19 Related Impact.

(b) Two Resident Relief Funds were established for residents experiencing financial losses caused by the COVID-19 pandemic, and paid out approximately $9.1 million to approximately 7,100 Camden residents of our wholly-owned communities. All charges related to these funds were recognized in 2Q20 as a reduction of revenue.

(c) We incurred approximately $0.4 million of COVID-19 expenses at our operating communities for the three months ended September 30, 2020 and $4.5 million for the nine months ending September 30, 2020, which included $2.8 million of bonuses paid to on-site employees who provided essential services during the pandemic and $1.7 million in other directly-related COVID-19 expenses.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, loss on early retirement of debt, income (loss) allocated to non-controlling interests, as well as direct COVID-19 Related Impact. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results or 1.33 for 9 month results. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2020	2019	2020	2019
Net income attributable to common shareholders (a)	$34,957	$43,597	$94,718	$124,609
Plus: Interest expense	24,265	20,719	67,454	60,538
Plus: Depreciation and amortization expense	90,575	85,814	275,237	250,734
Plus: Income allocated to non-controlling interests	1,263	1,185	3,480	3,436
Plus: Income tax expense	615	313	1,476	709
Plus: COVID-19 Related Impact (b)	444	—	14,364	—
Less: Gain on sale of land	—	—	(382)	—
Less: Equity in income of joint ventures	(2,154)	(2,133)	(5,909)	(5,954)
Adjusted EBITDA	$149,965	$149,495	$450,438	$434,072
Annualized Adjusted EBITDA	$599,860	$597,980	$600,584	$578,763

(a) Net income attributable to common shareholders includes the approximate $0.4 million and $14.8 million COVID-19 Related Impact for the three and nine months ended September 30, 2020, respectively. Please refer to page 28, footnote (a), for additional detail on the breakdown of the COVID-19 Related Impact.

(b) Approximately $0.4 million and $14.4 million of the stated COVID-19 Related Impact, which consists of the Resident Relief Funds, Employee Relief Fund, direct COVID-19 expenses, and bonus paid to on-site employees, has been added back to the Adjusted EBITDA calculation for the three and nine months ended September 30, 2020, respectively.

Net Debt to Annualized Adjusted EBITDA

The Company believes Net Debt to Annualized Adjusted EBITDA to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDA for the following periods:

Net Debt:

	Average monthly balance for		Average monthly balance for
	the three months ended September 30,		the nine months ended September 30,
	2020	2019	2020	2019
Unsecured notes payable	$3,225,490	$2,431,858	$3,028,011	$2,278,843
Secured notes payable	—	45,322	—	120,933
Total debt	3,225,490	2,477,180	3,028,011	2,399,776
Less: Cash and cash equivalents	(536,520)	(124,936)	(367,113)	(117,855)
Net debt	$2,688,970	$2,352,244	$2,660,898	$2,281,921

Net Debt to Annualized Adjusted EBITDA:

	Three months ended September 30,		Nine months ended September 30,
	2020	2019	2020	2019
Net debt	$2,688,970	$2,352,244	$2,660,898	$2,281,921
Annualized Adjusted EBITDA	599,860	597,980	600,584	578,763
Net Debt to Annualized Adjusted EBITDA	4.5x	3.9x	4.4x	3.9x

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	A-	Stable

Estimated Future Dates:	Q4 '20	Q1 '21	Q2 '21	Q3 '21
Earnings Release & Conference Call	Late January	Late April	Late July	Late October

Dividend Information - Common Shares:	Q1 '20	Q2 '20	Q3 '20
Declaration Date	1/30/2020	6/15/2020	9/15/2020
Record Date	3/31/2020	6/30/2020	9/30/2020
Payment Date	4/17/2020	7/17/2020	10/16/2020
Distributions Per Share	$0.83	$0.83	$0.83

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	Executive Vice Chairman
H. Malcolm Stewart	President & Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2020

(Unaudited)							3Q20 Avg Monthly		3Q20 Avg Monthly
			Year Placed	Average	Apartment	3Q20 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	96%	$1,535	$1.34	$1,768	$1.54
Camden Copper Square	Phoenix	AZ	2000	786	332	95%	1,262	1.61	1,568	1.99
Camden Foothills	Scottsdale	AZ	2014	1,032	220	95%	1,751	1.70	2,077	2.01
Camden Tempe (1)	Tempe	AZ	2015	1,033	234	96%	1,585	1.53	1,894	1.83
Camden Legacy	Scottsdale	AZ	1996	1,067	428	95%	1,475	1.38	1,754	1.64
Camden Montierra	Scottsdale	AZ	1999	1,071	249	96%	1,480	1.38	1,762	1.65
Camden North End I	Phoenix	AZ	2019	921	441	94%	1,605	1.74	1,863	2.02
Camden Old Town Scottsdale	Scottsdale	AZ	2016	892	316	95%	1,761	1.98	1,938	2.17
Camden Pecos Ranch	Chandler	AZ	2001	949	272	96%	1,276	1.34	1,547	1.63
Camden San Marcos	Scottsdale	AZ	1995	984	320	95%	1,427	1.45	1,672	1.70
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	95%	1,436	1.38	1,753	1.68
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	94%	1,603	1.23	2,004	1.54
TOTAL ARIZONA	12	Properties		1,006	3,686	95%	1,509	1.50	1,785	1.77

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	98%	2,147	2.13	2,388	2.37
Camden Glendale	Glendale	CA	2015	893	307	94%	2,427	2.72	2,527	2.83
Camden Harbor View (2)	Long Beach	CA	2004	981	547	95%	2,592	2.64	2,739	2.79
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	96%	2,160	2.14	2,438	2.41
Camden Martinique	Costa Mesa	CA	1986	795	714	96%	1,890	2.38	2,133	2.68
Camden Sea Palms	Costa Mesa	CA	1990	891	138	98%	2,173	2.44	2,361	2.65
The Camden	Hollywood	CA	2016	767	287	93%	3,034	3.96	2,765	3.60
Total Los Angeles/Orange County	7	Properties		900	2,663	96%	2,300	2.55	2,450	2.72

Camden Landmark	Ontario	CA	2006	982	469	97%	1,711	1.74	1,909	1.94
Camden Old Creek	San Marcos	CA	2007	1,037	350	97%	2,280	2.20	2,532	2.44
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	95%	2,124	2.21	2,441	2.54
Camden Tuscany	San Diego	CA	2003	895	160	94%	2,644	2.95	2,854	3.19
Camden Vineyards	Murrieta	CA	2002	1,053	264	98%	1,851	1.76	2,059	1.96
Total San Diego/Inland Empire	5	Properties		992	1,665	96%	2,047	2.06	2,287	2.31

TOTAL CALIFORNIA	12	Properties		935	4,328	96%	2,203	2.35	2,387	2.55

Camden Belleview Station	Denver	CO	2009	888	270	95%	1,553	1.75	1,865	2.10
Camden Caley	Englewood	CO	2000	921	218	97%	1,550	1.68	1,798	1.95
Camden Denver West	Golden	CO	1997	1,015	320	97%	1,857	1.83	2,158	2.13
Camden Flatirons	Denver	CO	2015	960	424	96%	1,702	1.77	1,988	2.07
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	97%	1,826	1.59	2,070	1.80
Camden Interlocken	Broomfield	CO	1999	1,002	340	96%	1,721	1.72	1,999	2.00
Camden Lakeway	Littleton	CO	1997	932	451	95%	1,652	1.77	1,940	2.08
Camden Lincoln Station	Lone Tree	CO	2017	844	267	96%	1,617	1.92	1,892	2.24
TOTAL COLORADO	8	Properties		969	2,632	96%	1,694	1.75	1,975	2.04

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	98%	1,768	1.66	2,014	1.90
Camden College Park	College Park	MD	2008	942	508	97%	1,662	1.76	1,946	2.07
Camden Dulles Station	Oak Hill	VA	2009	977	382	97%	1,872	1.92	2,177	2.23
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	1,923	1.82	2,266	2.15
Camden Fairfax Corner	Fairfax	VA	2006	934	489	96%	2,007	2.15	2,344	2.51
Camden Fallsgrove	Rockville	MD	2004	996	268	97%	1,862	1.87	2,140	2.15
Camden Grand Parc	Washington	DC	2002	672	105	94%	2,609	3.88	2,919	4.34
Camden Lansdowne	Leesburg	VA	2002	1,006	690	97%	1,739	1.73	1,997	1.99
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	97%	1,726	1.68	1,921	1.87
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,714	2.00	2,014	2.35
Camden Noma	Washington	DC	2014	769	321	95%	2,267	2.95	2,551	3.32
Camden Noma II	Washington	DC	2017	759	405	95%	2,353	3.10	2,759	3.63
Camden Potomac Yard (2)	Arlington	VA	2008	832	378	94%	2,097	2.52	2,450	2.94
Camden Roosevelt	Washington	DC	2003	856	198	93%	2,946	3.44	3,352	3.92
Camden Russett	Laurel	MD	2000	992	426	98%	1,562	1.57	1,820	1.83
Camden Shady Grove	Rockville	MD	2018	877	457	96%	1,811	2.07	2,047	2.33
Camden Silo Creek	Ashburn	VA	2004	975	284	99%	1,733	1.78	2,010	2.06
Camden South Capitol (3)	Washington	DC	2013	821	281	95%	2,350	2.86	2,812	3.42
Camden Washingtonian	Gaithersburg	MD	2018	870	365	96%	1,812	2.08	2,085	2.40
TOTAL DC METRO	19	Properties		922	6,862	96%	1,929	2.09	2,230	2.42

Camden Aventura	Aventura	FL	1995	1,108	379	95%	1,976	1.78	2,309	2.08
Camden Boca Raton	Boca Raton	FL	2014	843	261	94%	1,948	2.31	2,193	2.60
Camden Brickell (2)	Miami	FL	2003	937	405	93%	2,146	2.29	2,333	2.49
Camden Doral	Miami	FL	1999	1,120	260	97%	1,947	1.74	2,202	1.97
Camden Doral Villas	Miami	FL	2000	1,253	232	96%	2,104	1.68	2,269	1.81
Camden Las Olas (2)	Ft. Lauderdale	FL	2004	1,043	420	94%	2,107	2.02	2,446	2.35
Camden Plantation	Plantation	FL	1997	1,201	502	97%	1,720	1.43	1,950	1.62
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	98%	1,800	1.62	2,056	1.85
Total Southeast Florida	8	Properties		1,079	2,781	95%	1,959	1.82	2,212	2.05

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2020

(Unaudited)							3Q20 Avg Monthly		3Q20 Avg Monthly
			Year Placed	Average	Apartment	3Q20 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	96%	$1,477	$1.37	$1,688	$1.57
Camden Lago Vista	Orlando	FL	2005	955	366	95%	1,363	1.43	1,629	1.70
Camden LaVina	Orlando	FL	2012	969	420	96%	1,373	1.42	1,644	1.70
Camden Lee Vista	Orlando	FL	2000	937	492	95%	1,352	1.44	1,591	1.70
Camden North Quarter	Orlando	FL	2016	806	333	95%	1,539	1.91	1,676	2.08
Camden Orange Court	Orlando	FL	2008	817	268	95%	1,369	1.68	1,630	2.00
Camden Thornton Park	Orlando	FL	2016	920	299	86%	1,784	1.94	1,934	2.10
Camden Town Square	Orlando	FL	2012	983	438	96%	1,406	1.43	1,595	1.62
Camden Waterford Lakes (3)	Orlando	FL	2014	971	300	96%	1,463	1.51	1,725	1.78
Camden World Gateway	Orlando	FL	2000	979	408	96%	1,414	1.44	1,612	1.65
Total Orlando	10	Properties		944	3,594	95%	1,442	1.53	1,660	1.76

Camden Bay	Tampa	FL	1997/2001	943	760	97%	1,287	1.36	1,568	1.66
Camden Montague	Tampa	FL	2012	972	192	97%	1,362	1.40	1,641	1.69
Camden Pier District	St. Petersburg	FL	2016	989	358	94%	2,541	2.57	2,725	2.75
Camden Preserve	Tampa	FL	1996	942	276	93%	1,489	1.58	1,758	1.87
Camden Royal Palms	Brandon	FL	2006	1,017	352	96%	1,279	1.26	1,570	1.54
Camden Visconti (3)	Tampa	FL	2007	1,125	450	95%	1,445	1.28	1,694	1.51
Camden Westchase Park	Tampa	FL	2012	992	348	97%	1,468	1.48	1,773	1.79
Total Tampa	7	Properties		997	2,736	96%	1,525	1.53	1,788	1.79

TOTAL FLORIDA	25	Properties		1,001	9,111	95%	1,625	1.62	1,867	1.87

Camden Brookwood	Atlanta	GA	2002	916	359	96%	1,461	1.59	1,757	1.92
Camden Buckhead Square	Atlanta	GA	2015	827	250	96%	1,562	1.89	1,779	2.15
Camden Creekstone	Atlanta	GA	2002	990	223	97%	1,405	1.42	1,642	1.66
Camden Deerfield	Alpharetta	GA	2000	1,187	292	96%	1,468	1.24	1,721	1.45
Camden Dunwoody	Atlanta	GA	1997	1,007	324	96%	1,390	1.38	1,663	1.65
Camden Fourth Ward	Atlanta	GA	2014	844	276	97%	1,747	2.07	2,017	2.39
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	97%	1,547	1.65	1,856	1.99
Camden Paces	Atlanta	GA	2015	1,408	379	94%	2,621	1.86	3,027	2.15
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	97%	1,353	1.32	1,637	1.59
Camden Phipps (3)	Atlanta	GA	1996	1,016	234	96%	1,600	1.57	1,938	1.91
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	96%	1,340	1.17	1,621	1.42
Camden St. Clair	Atlanta	GA	1997	999	336	97%	1,393	1.39	1,697	1.70
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	97%	1,205	1.19	1,493	1.48
Camden Vantage	Atlanta	GA	2010	901	592	95%	1,480	1.64	1,723	1.91
TOTAL GEORGIA	14	Properties		1,014	4,496	96%	1,552	1.53	1,835	1.81

Camden Ballantyne	Charlotte	NC	1998	1,048	400	94%	1,300	1.24	1,573	1.50
Camden Cotton Mills	Charlotte	NC	2002	905	180	95%	1,503	1.66	1,778	1.96
Camden Dilworth	Charlotte	NC	2006	857	145	91%	1,496	1.75	1,789	2.09
Camden Fairview	Charlotte	NC	1983	1,036	135	96%	1,225	1.18	1,429	1.38
Camden Foxcroft	Charlotte	NC	1979	940	156	96%	1,105	1.18	1,342	1.43
Camden Foxcroft II	Charlotte	NC	1985	874	100	97%	1,217	1.39	1,431	1.64
Camden Gallery	Charlotte	NC	2017	743	323	95%	1,605	2.16	1,875	2.52
Camden Grandview	Charlotte	NC	2000	1,059	266	97%	1,720	1.62	1,976	1.87
Camden Grandview II	Charlotte	NC	2019	2,241	28	90%	3,385	1.51	3,695	1.65
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	1,174	1.21	1,414	1.45
Camden South End	Charlotte	NC	2003	878	299	95%	1,507	1.72	1,731	1.97
Camden Southline (3)	Charlotte	NC	2015	831	266	95%	1,611	1.94	1,872	2.25
Camden Stonecrest	Charlotte	NC	2001	1,098	306	96%	1,360	1.24	1,615	1.47
Camden Touchstone	Charlotte	NC	1986	899	132	97%	1,120	1.25	1,319	1.47
Total Charlotte	14	Properties		954	3,104	95%	1,422	1.49	1,671	1.75

Camden Asbury Village (3)	Raleigh	NC	2009	1,009	350	96%	1,284	1.27	1,503	1.49
Camden Carolinian (4)	Raleigh	NC	2017	1,118	186	Lease-Up	2,247	2.01	2,316	2.07
Camden Crest	Raleigh	NC	2001	1,014	438	97%	1,113	1.10	1,352	1.33
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	98%	1,176	1.12	1,436	1.37
Camden Lake Pine	Apex	NC	1999	1,066	446	97%	1,222	1.15	1,483	1.39
Camden Manor Park	Raleigh	NC	2006	966	484	96%	1,223	1.27	1,499	1.55
Camden Overlook	Raleigh	NC	2001	1,061	320	95%	1,322	1.25	1,610	1.52
Camden Reunion Park	Apex	NC	2000/2004	972	420	96%	1,111	1.14	1,326	1.36
Camden Westwood	Morrisville	NC	1999	1,027	354	96%	1,175	1.14	1,467	1.43
Total Raleigh	9	Properties		1,022	3,240	96%	1,260	1.23	1,501	1.47

TOTAL NORTH CAROLINA	23	Properties		989	6,344	96%	1,339	1.35	1,584	1.60

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2020

(Unaudited)							3Q20 Avg Monthly		3Q20 Avg Monthly
			Year Placed	Average	Apartment	3Q20 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks (3)	Austin	TX	2009	862	348	97%	$1,162	$1.35	$1,428	$1.66
Camden Amber Oaks II (3)	Austin	TX	2012	910	244	95%	1,232	1.35	1,521	1.67
Camden Brushy Creek (3)	Cedar Park	TX	2008	882	272	95%	1,237	1.40	1,421	1.61
Camden Cedar Hills	Austin	TX	2008	911	208	97%	1,361	1.49	1,620	1.78
Camden Gaines Ranch	Austin	TX	1997	955	390	97%	1,506	1.58	1,797	1.88
Camden Huntingdon	Austin	TX	1995	903	398	95%	1,232	1.36	1,517	1.68
Camden La Frontera	Austin	TX	2015	901	300	96%	1,283	1.42	1,523	1.69
Camden Lamar Heights	Austin	TX	2015	838	314	95%	1,567	1.87	1,812	2.16
Camden Rainey Street	Austin	TX	2016	873	326	92%	2,071	2.37	2,336	2.67
Camden Shadow Brook (3)	Austin	TX	2009	909	496	96%	1,226	1.35	1,393	1.53
Camden Stoneleigh	Austin	TX	2001	908	390	97%	1,343	1.48	1,604	1.77
Total Austin	11	Properties		897	3,686	96%	1,380	1.54	1,625	1.81

Camden Addison	Addison	TX	1996	942	456	95%	1,278	1.36	1,496	1.59
Camden Belmont	Dallas	TX	2010/2012	946	477	95%	1,481	1.57	1,759	1.86
Camden Buckingham	Richardson	TX	1997	919	464	95%	1,268	1.38	1,573	1.71
Camden Centreport	Ft. Worth	TX	1997	912	268	96%	1,238	1.36	1,493	1.64
Camden Cimarron	Irving	TX	1992	772	286	95%	1,262	1.64	1,520	1.97
Camden Design District (3)	Dallas	TX	2009	939	355	94%	1,430	1.52	1,609	1.71
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,380	1.48	1,631	1.75
Camden Henderson	Dallas	TX	2012	966	106	98%	1,554	1.61	1,847	1.91
Camden Legacy Creek	Plano	TX	1995	831	240	96%	1,332	1.60	1,570	1.89
Camden Legacy Park	Plano	TX	1996	870	276	95%	1,320	1.52	1,559	1.79
Camden Panther Creek (3)	Frisco	TX	2009	946	295	98%	1,316	1.39	1,501	1.59
Camden Riverwalk (3)	Grapevine	TX	2008	989	600	96%	1,492	1.51	1,736	1.76
Camden Valley Park	Irving	TX	1986	743	516	95%	1,110	1.49	1,356	1.82
Camden Victory Park	Dallas	TX	2016	861	423	95%	1,702	1.98	1,985	2.31
Total Dallas/Ft. Worth	14	Properties		902	5,666	95%	1,368	1.52	1,617	1.79

Camden City Centre	Houston	TX	2007	932	379	94%	1,499	1.61	1,766	1.89
Camden City Centre II	Houston	TX	2013	869	268	93%	1,490	1.71	1,779	2.05
Camden Cypress Creek (3)	Cypress	TX	2009	993	310	95%	1,346	1.36	1,623	1.63
Camden Downs at Cinco Ranch (3)	Katy	TX	2004	1,075	318	95%	1,297	1.21	1,569	1.46
Camden Downtown (4)	Houston	TX	2020	1,052	271	Lease-Up	2,512	2.39	2,988	2.84
Camden Grand Harbor (3)	Katy	TX	2008	959	300	97%	1,207	1.26	1,441	1.50
Camden Greenway	Houston	TX	1999	861	756	94%	1,390	1.62	1,645	1.91
Camden Heights (3)	Houston	TX	2004	927	352	93%	1,542	1.66	1,806	1.95
Camden Highland Village	Houston	TX	2014/2015	1,175	552	86%	2,293	1.95	2,458	2.09
Camden Holly Springs	Houston	TX	1999	934	548	96%	1,243	1.33	1,502	1.61
Camden McGowen Station	Houston	TX	2018	1,004	315	90%	1,971	1.96	2,250	2.24
Camden Midtown	Houston	TX	1999	844	337	90%	1,495	1.77	1,757	2.08
Camden Northpointe (3)	Tomball	TX	2008	940	384	97%	1,164	1.24	1,415	1.51
Camden Oak Crest	Houston	TX	2003	870	364	96%	1,146	1.32	1,395	1.60
Camden Park	Houston	TX	1995	866	288	96%	1,117	1.29	1,361	1.57
Camden Plaza	Houston	TX	2007	915	271	95%	1,616	1.77	1,859	2.03
Camden Post Oak	Houston	TX	2003	1,200	356	94%	2,449	2.04	2,725	2.27
Camden Royal Oaks	Houston	TX	2006	923	236	93%	1,389	1.50	1,457	1.58
Camden Royal Oaks II	Houston	TX	2012	1,054	104	97%	1,623	1.54	1,699	1.61
Camden Spring Creek (3)	Spring	TX	2004	1,080	304	95%	1,241	1.15	1,461	1.35
Camden Stonebridge	Houston	TX	1993	845	204	95%	1,127	1.33	1,378	1.63
Camden Sugar Grove	Stafford	TX	1997	921	380	97%	1,206	1.31	1,428	1.55
Camden Travis Street	Houston	TX	2010	819	253	92%	1,463	1.79	1,737	2.12
Camden Vanderbilt	Houston	TX	1996/1997	863	894	88%	1,385	1.61	1,638	1.90
Camden Whispering Oaks	Houston	TX	2008	936	274	96%	1,259	1.34	1,505	1.61
Camden Woodson Park (3)	Houston	TX	2008	916	248	95%	1,198	1.31	1,440	1.57
Camden Yorktown (3)	Houston	TX	2008	995	306	93%	1,181	1.19	1,418	1.43
Total Houston	27	Properties		950	9,572	93%	1,481	1.56	1,696	1.79

TOTAL TEXAS	52	Properties		925	18,924	94%	1,427	1.54	1,658	1.79

TOTAL PROPERTIES	165	Properties		959	56,383	95%	$1,598	$1.67	$1,848	$1.93

(1) Formerly known as Camden Hayden.
(2) Communities under redevelopment as of September 30, 2020.
(3) Communities owned through investment in joint venture. Pro-Rata ownership is 31.3%.
(4) Completed communities in lease-up as of September 30, 2020 are excluded from total occupancy numbers.